Exhibit 99.10
SUBLEASE AGREEMENT

THIS SUBLEASE AGREEMENT (this “Sublease”) is made and entered into as of April 1, 2015 (the “Commencement Date”) by and between ADK GEORGIA, LLC, a Georgia limited liability company (“Sublessor”) and C.R. OF LAGRANGE, LLC, a Georgia limited liability company (“Sublessee”).

WITNESSETH:

WHEREAS, pursuant to that certain Lease (“Master Lease”) dated August 1, 2010, Sublessor leased from William M. Foster (“Lessor”) the premises described and defined in the Master Lease as the Property (the “Property”); and

WHEREAS, Sublessee desires to sublease that portion of the Property located at 2111 West Point Road, LaGrange, Troup County, Georgia 30240 consisting of 138 licensed beds (the “Premises”) on the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of Ten Dollars and no/100 ($10.00), and the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration paid by each party to the other, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Premises. Sublessor does hereby lease to Sublessee, and Sublessee does hereby lease from Sublessor, for the term and upon the conditions hereinafter provided, the Premises.

2.Terms and Conditions.    The term of this Sublease shall commence on the Commencement Date and continue until midnight July 31, 2020 unless sooner terminated as hereinafter provided. This Sublease is subject to the Master Lease and all of the terms, covenants, and conditions in the Master Lease are applicable to this Sublease with the same force and effect as if Sublessor were the lessor under the Master Lease and Sublessee were the Sublessor thereunder.

3.Base Rent. During the Term, Sublessee shall pay in advance to Sublessor on or before the 1st day of each month (except for the first payment, which shall be made on the Commencement Date) the following amounts as Base Rent (as defined below):

Lease Year    Base Rent Per Month

Year 1        $80,000.00

Year 2        $85,000.00

Commencing on the first day of year three (3) and continuing on the first day of each year thereafter, Base Rent shall increase by three percent (3%) over the Base Rent for the previous year.

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4.Additional Rent and Other Charges. In addition to Base Rent, Sublessee shall pay to Sublessor, all other charges and additional rent payable by Sublessee under the Master Lease with respect to the Premises.

5.Absolute Net Lease. All rent payments shall be absolutely net to Sublessor, free of any and all taxes, other charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Sublessee. Sublessee shall continue to perform its obligations under this Sublease even if Sublessee claims it has been damaged by Sublessor. Thus, Sublessee shall at all times remain obligated under this Sublease without any right of set-off, counterclaim, abatement, deduction, reduction or defense of any kind. Sublessee’s sole right to recover damages against Sublessor under this Sublease shall be to prove such damages in a separate action.

6.Payment Terms. All Base Rent and other payments to Sublessor hereunder shall be paid by wire transfer in accordance with Sublessor’s wire transfer instructions attached hereto as Exhibit “A”, or as otherwise directed by Sublessor from time to time.

7.Security Deposit.    On or before the Commencement Date, Sublessee shall deposit with Sublessor and maintain during the Term the sum of Eighty Thousand and 00/100 Dollars ($80,000.00) as a security deposit (the “Security Deposit”) against the faithful performance by (i) Sublessee of its obligations under this Sublease and (ii) any affiliate of Sublessee under any lease or sublease with Sublessor or any affiliate of Sublessor. The Security Deposit shall be paid upon execution of this Sublease.

8.Late Charges. The late payment of Base Rent or other amounts due under this Sublease will cause Sublessor to lose the use of such money and incur administrative and other expenses not contemplated under this Sublease. While the exact amount of the foregoing is difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Sublessor, if Base Rent or any other amount is not paid within (a) ten (10) days after the due date for such payment, then Sublessee shall thereafter pay to Sublessor on demand a late charge equal to five percent (5%) of such delinquent amounts, and (b) fifteen (15) days after the due date for such payment, such unpaid amount shall accrue interest from such date at the rate of ten percent (10%) per annum.

9.Assignment and Subletting.    Sublessee shall not, either voluntarily or by operation of law, assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor. Any purported assignment or sublease without such consent shall be null and void and constitute a material breach of this Sublease.

10.Attorney Fees. If there is any legal or arbitration action or proceeding between Sublessor and Sublessee to enforce any provision of this Sublease or to protect or establish any right or remedy of either Sublessor or Sublessee hereunder, the unsuccessful party to such action or proceeding will pay to the prevailing party all costs and expenses, including reasonable attorneys’ fees incurred by such prevailing party in such action or proceeding and in any appearance in connection therewith, and if such prevailing party recovers a judgment in any such action, proceeding or appeal, such costs and expenses will be determined by the court or arbitration panel handling the proceeding and will be included in and as a part of such judgment.

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11.Notices. All notices and demands that may be required or permitted by either party to the other shall be in writing. All notices, payments and demands hereunder shall be sent by overnight courier or by certified United States Mail, postage prepaid, addressed as provided below, or to any other place that one party may from time to time designate in a notice to the other party, and shall be deemed to have been received on the date when actually delivered to the addressee or delivery has been rejected.

If to Sublessor:                If to Sublessee:

ADK Georgia, LLC                c/o Michael E. Winget, Sr.
Two Buckhead Plaza                P.O. Box 1277
3050 Peachtree Road, NW            Forsyth, GA 31029
Suite 355
Atlanta, GA 30305
Attn: CEO

12.Personal Property. Sublessee may bring his own articles of personal property to the Premises for use and Sublessee shall have the right to remove any such personal property from the Premises provided that Sublessee, at his expense, shall repair any damages to the Premises caused by such removal or by the original installation thereof.

13.Repairs & Improvements. Sublessor shall not be required to make any repairs or improvements to the Premises. Sublessee shall make no alterations in, or additions to, the Premises without first obtaining, in writing, Sublessor's consent for such alterations or additions. All such alterations or additions shall be at the sole cost and expense of Sublessee and shall become a part of the Premises and shall be the property of Sublessor. Sublessee covenants and agrees that it will take good care of the Premises, its fixtures and appurtenances, and suffer no waste or injury thereto and keep and maintain same in good and clean condition, reasonable wear and tear excepted. Sublessee shall be liable for and shall indemnify and hold Sublessor harmless in respect of any claims, liabilities, actions, damage, or injury to Sublessor, the Premises, and property or persons of anyone else, if due to wrongful act or negligence of Sublessee, or Sublessee's agents, employees, licensees or invitees. With respect to work, services, repairs, repainting, restoration, the provision of utilities or HVAC services, or the performance of other obligations required of Lessor under the Master Lease, Sublessor shall, at the written request of Sublessee, request the same from Lessor and use reasonable efforts to obtain the same from Lessor at Sublessee’s expense. Sublessee shall cooperate with Sublessor as may be required to obtain from Lessor any such work, services, repairs, repainting restoration, the provision of utilities or HVAC services, or the performance of any of Lessor’s other obligations under the Master Lease with respect to the Premises.

14.	Default.

(a)The following shall be deemed to be events of default by Sublessee: (i) Sublessee shall fail to pay when due any installment of Base Rent or any other charge or assessment against Sublessee pursuant to the terms of this Sublease and such failure shall continue for a period of ten (10) days after Sublessor’s notice to Sublessee thereof; (ii) Sublessee shall fail to comply in every respect with any term, provision, covenant, or

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warranty made under this Sublease by Sublessee and shall not cure such failure within thirty (30) days after notice thereof to Sublessee; provided that if any such failure is not curable by its nature within such thirty-day period, then Sublessee shall have such additional time as necessary to cure the same; (iii) Sublessee shall fail to comply in any respect with any term, provision, covenant or warranty under the Master Lease;
(iv) Sublessee shall do, or permit to be done anything which creates a lien upon the Premises which lien is not removed by payment or bond within twenty (20) days after Sublessee receives notice thereof or (v) a material default by Sublessee or any affiliate of Sublessee under any other lease, sublease, agreement or obligation between it and Sublessor or any of Sublessor’s affiliates which is not cured within any applicable cured period specified therein.

(b)Upon the occurrence of an aforesaid events of default, Sublessor shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever: (i) terminate this Sublease, in which event Sublessee shall immediately surrender the Premises to Sublessor, and if Sublessee fails to do so, Sublessor may without prejudice to any other remedy which it may have for possession or arrearage in Base Rent, enter upon and take possession of the Premises and expel or remove Sublessee and any other person who may be occupying the Premises or any part thereof, by force, if necessary, as permitted by Georgia law without being liable for prosecution or any claim of damages therefor; Sublessee hereby agreeing to pay to Sublessor on demand the amount of all Base Rent and other charges accrued through the date of termination; (ii) enter upon and take possession of the Premises and expel or remove Sublessee and any other person who may be occupying the Premises or any part thereof, by force, if necessary, as permitted by Georgia law, without being liable for prosecution or any claim of damages thereof and, if Sublessor so elects, relet the Premises on such terms as Sublessor may deem advisable, in its sole discretion, without advertisement, and by private negotiations provided that if Sublessor succeeds in re-letting the Premises and receives the rent therefor, Sublessee hereby agrees to pay to Sublessor the deficiency, if any, between all Rent reserved hereunder and the total rental applicable to the Term hereof obtained by Sublessor through such re-letting, and Sublessee shall be liable for Sublessor's expenses in restoring the Premises and all costs incident to such re-letting; (iii) enter upon the Premises by force if necessary as permitted by Georgia law, without being liable for prosecution or any claim of damages therefor, and do whatever Sublessee is obligated to do under the terms of this Sublease; and Sublessee agrees to reimburse Sublessor on demand for any expenses including, without limitation, reasonable attorney's fees which Sublessor may incur in thus effecting compliance with Sublessee's obligations under this Sublease and Sublessee further agrees that Sublessor shall not be liable for any damages resulting to Sublessee from such action.

(c)Notwithstanding any provision hereof, in the event (i) Sublessee defaults under this Sublease and/or the Master Lease or (ii) the entering into of this Sublease results in Lessor giving notice of default under the Master Lease, Sublessor shall have the right to terminate this Sublease immediately.

(d)The remedies provided for herein are cumulative and in addition to any other remedy provided by law or at equity. No action taken by or on behalf of Sublessor shall be construed to be an acceptance of a surrender of this Sublease. Forbearance by Sublessor to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

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15.Holding Over. If Sublessee remains in possession of any portion of the Premises after expiration or termination of the Term with or without Sublessor's written consent, Sublessee shall become a Sublessee-at-sufferance, and there shall be no renewal of this Sublease by operation of law. During the period of any such holding over, all provisions of this Sublease shall be and remain in effect except that the monthly rental shall be 150% of the amount of Base Rent payable for the last full calendar month of the Term including renewals or extensions. The inclusion of the preceding sentence in this Sublease shall not be construed as Sublessor's consent for Sublessee to hold over.

16.Surrender of Premises.    Upon the expiration or other termination of this Sublease, Sublessee shall quit and surrender to Sublessor the Premises broom clean in substantially the same condition as at the commencement of the Sublease, reasonable wear and tear only excepted. Sublessee’s obligation to observe or perform this covenant shall survive the expiration or other termination of this Sublease.

17.Successors and Assigns. This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

18.Entire Sublease. This Sublease sets forth all the Subleases between Sublessor and Sublessee concerning the Premises, and there are no other Subleases either oral or written other than as set forth in this Sublease.

19.Governing Law.    This Sublease shall be governed by and construed in accordance with the laws of the State of Georgia.

20.Other Provisions of Master Lease. This Sublease is subject and subordinate to the Master Lease. As and to the extent hereinafter provided, all applicable terms and conditions of the Master Lease are incorporated into and made a part of this Sublease as if Sublessee were the lessee under the Master Lease. Unless expressly provided for in this Sublease to the contrary, Sublessee assumes and agrees to perform the Sublessor’s obligations under the Master Lease during the term of this Sublease, except that the obligation to pay rent to Lessor under the Master Lease shall be considered performed by Sublessee by virtue of its payments and reimbursements to Sublessor pursuant to this Sublease. Sublessee shall not cause or suffer any act of negligence that will violate any of the provisions of the Master Lease. If the Master Lease terminates for any reason, this Sublease shall terminate and the parties shall be relieved from all liabilities and obligations under this Sublease; provided, however, that if this Sublease is terminated by Lessor due to a default of Sublessor or Sublessee under the Master Lease or under this Sublease, the defaulting party shall be liable to the non-defaulting party for all damage suffered by the non-defaulting party as a result of the termination. Sublessee shall provide copies of all reports required under the Master Lease to Sublessor and to Lessor. In addition, if the entering into of this Sublease results in Lessor giving notice of default under the Master Lease, Sublessor shall have the right to terminate this Sublease immediately.

21.Payment of Taxes By Sublessee. Notwithstanding any provision of the Master Lease, Sublessee shall timely pay directly to the applicable taxing authority, all real and personal property taxes due with respect to the Premises and shall provide to Sublessor,

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written evidence of such payments.

22.Sublessor Deposits. Under the terms of the Master Lease, Sublessor has made the following deposits with Lessor with respect the Premises: (i) a security deposit in the amount of $79,917.00 and (ii) an advance rent deposit in the amount of $124,200.00 (hereinafter such deposits are collectively referred to as the “Sublessor Deposits”). The parties agree that the Sublessor Deposits shall continue to be held by Lessor for the benefit of Sublessor under the Master Lease.

23.Right of First Refusal. Sublessee acknowledges and agrees that (i) the right of first refusal granted to Sublessor in Section 6(a) of the Master Lease and (ii) the right of first opportunity granted to Sublessor in Section 6(b) of the Master Lease shall continue to be held by Sublessor and are not made a part of this Sublease.

24.Insurance. Original policies or satisfactory certificates evidencing the existence of the insurance required by the Master Lease shall show the interest of Sublessor and shall be provided to Sublessor prior to the commencement of this Sublease, and for a renewal policy, not less than ten (10) days prior to the expiration date of the policy being renewed. All casualty insurance provided for in the Master Lease shall name Sublessor as an additional insured. Proof of insurance shall be provided by Sublessee to Sublessor upon execution of this Sublease and upon renewal of each insurance policy, or as time to time as requested by Sublessor. Cancellation notice of any such insurance policy must be provided to the Sublessor 60 days prior to cancellation effective date, which shall be indicated on the certificate(s) of insurance provided by the Sublessee in conjunction with this requirement. If such insurance coverage is claims made, Sublessee agrees to obtain statute of limitations tail coverage naming Sublessor as additional insured, at the termination of this Sublease.

25.Governing Law and Venue. This Sublease is made pursuant to, and shall be construed and enforced in accordance with, the laws in force in the State of Georgia, and any dispute arising hereunder shall be brought in the courts of Troup County, Georgia.

26.Entire Agreement. The parties hereby understand and agree that this Sublease contains the entire agreement between the parties and cannot be changed or modified except by a written instrument subsequently executed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed and delivered as of the day and year first written above.

SUBLESSEE:                    SUBLESSOR:

C.R. OF LAGRANGE, LLC,            ADK GEORGIA, LLC,
a Georgia limited liability company            a Georgia limited liability company

By:	/s/ Michael E. Winget, Sr
Name:	Michael E. Winget, Sr
Title:	Manager

By:	/s/ William McBride
Name:	William McBride
Title:	Manager

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